THE TARGET PORTFOLIO TRUST

Target Small Capitalization Value Portfolio

Statutory Prospectus Supplement dated January 15, 2015 to the

Currently Effective Prospectus

The Board of Trustees of The Target Portfolio Trust (the “Trust”), on behalf of Target Small Capitalization Value Portfolio (the “Small Cap Value Portfolio”), recently approved the repositioning of the Small Cap Value Portfolio. The repositioning will result in the adoption of new investment policies and strategies, and the replacement of EARNEST Partners, LLC, NFJ Investment Group LLC, Lee Munder Capital Group, LLC, Vaughan Nelson Investment Management, LP, J.P. Morgan Investment Management, Inc., and Sterling Capital Management LLC as subadvisers to the Small Cap Value Portfolio. Quantitative Management Associates LLC (“QMA”) will serve as the sole subadviser to the Small Cap Value Portfolio. These changes are discussed in greater detail below.

To reflect these changes, the Prospectus is revised as follows, effective on January 15, 2015:

I.	In the section of the Prospectus entitled Summary: Target Small Capitalization Value Portfolio/Portfolio Fees and Expenses, the table entitled “Annual Portfolio Operating Expenses” is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class T	Class R	Class Q
Management Fees	.60	.60	.60	.60
+Distribution and service (12b-1) fees	.30	None	.75	None
+Other expenses	.08	.08	.08	.04
=Total Annual Portfolio Operating Expenses	.98	.68	1.43	.64
– Distribution Fee waiver or expense reimbursement	(.05)	None	(.25)	None
= Total Annual Portfolio Operating Expenses after fee waiver and/or expense reimbursement(1)	.93	.68	1.18	.64

1 The distributor has contractually agreed through November 30, 2016 to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of .25% of the average daily net assets of Class A shares and its distribution and service (12b-1) fees for Class R shares to an annual rate of .50% of the average daily net assets of the Class R shares. These waivers may not be terminated prior to November 30, 2016 without approval of the Portfolio's Board of Trustees

II.	In the section of the Prospectus entitled Summary: Target Small Capitalization Value Portfolio/Investments, Risks and Performance, the existing description of the Principal Investment Strategies is hereby deleted and replaced with the following:

The Small Cap Value Portfolio normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock. The subadviser considers small cap companies to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index. As of December 31, 2014, the Russell 2000 Index median market capitalization was approximately $729 million and the largest company by market capitalization was $7.259 billion. Market capitalization is measured at the time of purchase.

The Small Cap Value Portfolio invests in a diversified portfolio of small cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios. Although the strategy emphasizes attractive valuations, the subadviser also considers other quantifiable characteristics. The emphasis placed on valuation and other factors may vary over time and with market conditions. To manage risk, the subadviser limits certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team also exercises judgment when evaluating underlying data and positions recommended by its models. While most assets will typically be invested in U.S. equity and equity-related securities, including real estate investment trusts (REITs), the Small Cap Value Portfolio may also invest in foreign equity and equity-related securities.

III.	In the section of the Prospectus entitled Summary: Target Small Capitalization Value Portfolio/Principal Risks of Investing in the Portfolio, the following changes are made:

A. “Style Risk” is hereby deleted.

B.	The following principal risks are added at the end of the section:

Value Style Risk. Since the Portfolio follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. Small capitalization REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs may incur significant amounts of leverage. The Portfolio’s investments in REITs may subject the Portfolio to duplicate management and/or advisory fees.

IV.	In the section of the Prospectus entitled Summary: Target Small Capitalization Value Portfolio/The Portfolio’s Past Performance, the following disclosure is added:

Note: The Small Cap Value Portfolio was repositioned and a new subadviser, Quantitative Management Associates LLC, hired effective January 15, 2015. The Small Cap Value Portfolio’s performance prior to January 15, 2015 reflects the previous investment policies and strategies and previous subadvisers.

V.	In the section of the Prospectus entitled Summary: Target Small Capitalization Value Portfolio/Management of the Portfolio, the existing portfolio manager chart is hereby deleted and replaced with the following new chart:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Mitchell Stern, PhD	Managing Director & Portfolio Manager	January 2015
		Stephen Courtney	Managing Director & Portfolio Manager	January 2015
		Deborah D. Woods	Principal & Portfolio Manager	January 2015
		Robert Leung, CFA	Senior Associate & Portfolio Manager	January 2015

VI.	In the section of the Prospectus entitled How the Portfolios Invest/Investment Objectives and Policies: Large Cap Value, Small Cap Value and International Equity Portfolios, the term Small Cap Value is hereby deleted from the subtitle.

VII.	In the section of the Prospectus entitled How the Portfolios Invest/Investment Objectives and Policies, the following language is added immediately following the subsection entitled Large Cap Value and International Equity Portfolios:

Small Cap Value Portfolio

The Small Cap Value Portfolio normally invests at least 80% of its investable assets in equity and equity-related securities of small-cap companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock. The subadviser considers small cap companies to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index. As of December 31, 2014, the Russell 2000 Index median market capitalization was approximately $729 million and the largest company by market capitalization was $7.259 billion. Market capitalization is measured at the time of purchase.

The Small Cap Value Portfolio invests in a diversified portfolio of small cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings, price-to-cash flow, and price-to-book ratios. Although the strategy emphasizes attractive valuations, the subadviser also considers other quantifiable characteristics. The emphasis placed on valuation and other factors may vary over time and with market conditions. To manage risk, the subadviser limits certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team also exercises judgment when evaluating underlying data and positions recommended by its models. While most assets will typically be invested in U.S. equity and equity-related securities, including real estate investment trusts (REITs), the Small Cap Value Portfolio may also invest in foreign equity and equity-related securities.

VIII.	The section of the Prospectus entitled How the Portfolios Invest/Other Investments and Strategies: Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) is hereby deleted in its entirety and replaced with the following:

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs)

The Large Cap Growth, Large Cap Value, and Small Cap Value Portfolios may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Large Cap Growth and Large Cap Value Portfolios may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.

IX.	In the section of the Prospectus entitled How the Portfolios Invest/Other Investments and Strategies: Principal & Non-Principal Strategies, the following changes are made:

A.	Under the subheading “Asset-Backed Securities,” the bullet pertaining to the Small Cap Value Portfolio is deleted in its entirety.

B. Under the subheading “Derivatives,” the following bullet is added at the beginning of the list:

•	Small Cap Value: May invest up to 25% of net assets.

C.	Under the subheading “When-issued and Delayed Delivery Securities,” the bullet pertaining to All Other Portfolios is deleted in its entirety and replaced with the following:
•	Mortgage-Backed Securities: Percentage varies; usually less than 10% of investable assets
•	Large Cap Value: Percentage varies; usually less than 10% of investable assets

D. The following is added at the end of the section:

Exchange Traded Funds

•	Small Cap Value: Up to 10% of total assets

X.	In the section of the Prospectus entitled How the Trust is Managed/Manager, in the table entitled “Management Fee Rates,” the existing Annual Management Fee for Small Cap Value Portfolio is hereby deleted and replaced with the following:

0.60% up to $2 billion of average daily net assets;

0.575% over $2 billion of average daily net assets

XI.	In the section of the Prospectus entitled How the Trust is Managed/Investment Subadvisers: Small Cap Value Portfolio, the existing information is hereby deleted in its entirety and replaced with the following:

Quantitative Management Associates LLC (QMA) is the subadviser to the Small Cap Value Portfolio. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of September 30, 2014, QMA managed approximately $112 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

VI.	In the section of the Prospectus entitled How the Trust is Managed/Portfolio Managers: Small Cap Value Portfolio, the existing information is hereby deleted in its entirety and replaced with the following:

QMA

Mitchell Stern, PhD, is a Managing Director for QMA and co-Head of Research and Portfolio Management for Value Equity. Since joining QMA in 1997, Mr. Stern has held multiple roles including leading value research and managing large-cap. small-cap, long-short, and derivative portfolios.  Previously, he was the lead researcher for Dreman Value Management.  Earlier in his career, Mr. Stern was an Assistant Professor of Finance at the University of Tennessee and Fairfield University.  Mr. Stern earned a BA cum laude in Economics from Brandeis University and an MA and a PhD in Economics from the University of Virginia.

Stephen Courtney is a Managing Director for QMA and co-Head of Research and Portfolio Management for Value Equity. Prior to joining QMA, Mr. Courtney was a Director at ClearBridge Investments and its predecessor organizations, where he served as a research analyst and portfolio manager for 26 years.  He earned a BA in Political Science from Boston College.  He is also a member of the CFA Institute and the New York Society of Security Analysts.

Deborah D. Woods is a Principal and Portfolio Manager for the QMA Value Equity Team. She joined a predecessor organization in 1979, and has been associated with the value team since 1984.Her responsibilities include portfolio management, analysis and involvement in the research effort. Ms. Woods began her career at Prudential Financial as an industry analyst. She earned a BA in History from Wellesley College.

Robert Leung, CFA, is a Senior Associate and Portfolio Manager for the QMA Value Equity Team and has been a member of the team since 1996. His responsibilities include portfolio management, analysis, and involvement in the research effort. Mr. Leung began with the team as a Portfolio Analyst/Research Assistant. He earned a BA in Economics from Union College and holds the Chartered Financial Analyst (CFA) designation.

TARGET PORTFOLIO TRUST

Target Small Capitalization Value Portfolio

Supplement dated January 15, 2015 to the
Currently Effective Statement of Additional Information

The Board of Trustees of The Target Portfolio Trust (the “Trust”), on behalf of the Target Small Capitalization Value Portfolio (the “Small Cap Value Portfolio”), recently approved the repositioning of the Small Cap Value Portfolio. The repositioning will result in the adoption of new investment policies and strategies, and the replacement of EARNEST Partners, LLC (“EARNEST”), NFJ Investment Group LLC (“NFJ”), Lee Munder Capital Group, LLC (“Lee Munder”), Vaughan Nelson Investment Management, LP (“Vaughan Nelson”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Sterling Capital Management LLC (“Sterling”) as subadvisers to the Small Cap Value Portfolio with Quantitative Management Associates LLC (“QMA”) as the sole subadviser to the Small Cap Value Portfolio. These changes are discussed in greater detail below.

To reflect the change in subadvisers for the Small Cap Value Portfolio, the Statement of Additional Information (“SAI”) is hereby revised as follows, effective January 15, 2015, by removing all information and references to EARNEST, NFJ, Lee Munder, Vaughan Nelson, J.P. Morgan and Sterling, and their portfolio management with respect to the Small Cap Value Portfolio, except as noted below, and adding the following:

I.	In the section of the SAI entitled Management & Advisory Arrangements/Manager:

a.	the heading “Management Fees Paid by Small Capitalization Value Portfolio*” is revised to read “Management Fees Paid by Small Capitalization Value Portfolio*,**”; and

b.	the following footnote is hereby added at the bottom of the section:

**Effective January 15, 2015, the management fee rate for the Small Capitalization Value Portfolio is 0.60% up to $2 billion of average daily net assets, and 0.575% over $2 billion of average daily net assets.

II.	In the section of the SAI entitled Management & Advisory Arrangements/Subadvisory Arrangements, the following changes are made:

a.	The subsection “Subadvisory Fees Paid by PI: Small Capitalization Value Portfolio” is deleted in its entirety and replaced with the following:
Subadvisory Fees Paid by PI: Small Capitalization Value Portfolio*
Subadviser	2014	2013	2012	2011
EARNEST Partners LLC (terminated January 2015)	$1,180,175	$1,563,737	$1,146,669	$991,499
J.P. Morgan Investment Management, Inc. (terminated January 2015)	$541,545	$529,904	$367,537	$306,599
Lee Munder Capital Group, LLC (terminated January 2015)	$666,965	$702,580	$580,008	$541,606
NFJ Investment Group LLC (terminated January 2015)	$1,315,982	$1,741,037	$1,338,123	$1,162,457
Vaughan Nelson Investment Management, L.P. (terminated January 2015)	$1,206,274	$1,202,325	$879,144	$741,597

Sterling Capital Management, LLC (terminated January 2015)	$763,508	—	—	—
Quantitative Management Associates LLC (effective January 2015)	—	—	—	—

b.	In the subsection “Subadvisers and Subadvisory Fee Rates,” the following information pertaining to the Small Cap Value Portfolio is added:
Small Capitalization Value	Quantitative Management Associates LLC	0.45% up to $1 billion; 0.40% over $1 billion(9)

(9) Prudential Investments LLC and Quantitative Management Associates LLC have executed a waiver agreement, pursuant to which PI and QMA have agreed that PI will pay QMA a fee at the rate of 0.35% of the Fund's average daily net assets. The waiver agreement will remain in effect until further mutual agreement of the parties.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities/Target Small Capitalization Portfolio, the existing chart is hereby deleted and replaced with the following chart:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates LLC	Mitchell Stern, PhD	3/ $702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Stephen Courtney	3/ $702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Deborah D. Woods	3/ $702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Robert Leung, CFA	3/ $702,749,514	3/$589,643,072	7/$2,174,065,168	None

Information in the above table is as of September 30, 2014.

*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of the calendar quarts.

IV.	In the section of the SAI entitled Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest, the following information with respect to QMA is hereby added:

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and

(ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

■	Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts.QMA could have an incentive to favor accounts of affiliates over others.

■	Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
■	Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

■	Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor, and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
■	The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

■	QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in it client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.
■

Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment

Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

■	A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

V.	In the section of the SAI entitled Proxy Voting, the following information with respect to QMA is hereby added:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

It is the policy of Quantitative Management Associates LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between its clients' interest and QMA’s own, QMA’s policy is to act solely in its clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of its clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. Where issues are not addressed by its policy, or when circumstances suggest a vote not in accordance with its established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.